Exhibit 99.1

Contact:	Dennis Story	Will Haraway
	Chief Financial Officer	Director, North America Public Relations
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7115	678-597-7466
	dstory@manh.com	wharaway@manh.com

Manhattan Associates Reports Record First Quarter Revenue and Earnings

Company raises full-year Revenue and EPS guidance

ATLANTA – April 24, 2012 – Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record first quarter 2012 non-GAAP adjusted diluted earnings per share of $0.60 compared to $0.41 in the first quarter 2011, on license revenue of $15.6 million and record total revenue of $91.5 million. GAAP diluted earnings per share was a record $0.55 compared to $0.32 in the prior year first quarter.

Manhattan Associates President and CEO Pete Sinisgalli commented, “Our first quarter financial results and operating metrics were strong. Moreover, our competitive position continues to improve. While it remains difficult to forecast the global economy, we are well positioned for a solid year in 2012 and beyond.”

FIRST QUARTER 2012 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.60 in the first quarter of 2012, compared to $0.41 in the first quarter of 2011.

•	GAAP diluted earnings per share was $0.55 in the first quarter of 2012, compared to $0.32 in the first quarter of 2011.

•

Consolidated total revenue was $91.5 million in the first quarter of 2012, compared to $71.7 million in the first quarter of 2011. License revenue was $15.6 million in the first quarter of 2012, compared to $7.8 million in the first quarter of 2011.

•	Adjusted operating income, a non-GAAP measure, was $19.6 million in the first quarter of 2012, compared to $10.4 million in the first quarter of 2011.

•	GAAP operating income was $17.9 million in the first quarter of 2012, compared to $7.6 million in the first quarter of 2011.

•

Cash flow from operations was $13.1 million in the first quarter of 2012, compared to $8.1 million in the first quarter of 2011. Days Sales Outstanding was 57 days at March 31, 2012, compared to 62 days at December 31, 2011.

•	Cash and investments on-hand was $97.5 million at March 31, 2012, compared to $99.1 million at December 31, 2011.

•

The Company repurchased 652,757 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total purchase price of $30.6 million. In April 2012, the Board of Directors approved raising the Company’s remaining share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

SALES ACHIEVEMENTS:

•	Closing five contracts of $1.0 million or more in recognized license revenue during the first quarter of 2012.

•

Completing software license wins with new customers such as: Anderson-Dubose Company, Central Retail Corporation, Domotekhnika, EARP Meat Company, Forever Direct EU, Gateway Distribution, J. Crew, Itella Oyj, Lam Soon, Luolai Home Textile Co., and Origin Enterprises.

•

Expanding relationships with existing customers such as: Alliant Techsystems, ATB Market, Asda Stores, Buffalo Hospital Supply Co., Ceva Logistics, Coleman Cable, Damco Distribution Services, DHL, Jumei, Leroy Merlin, Laura Ashley, Lesaint Logistics, Masscash, Nature’s Best, Niagara Bottling, Nike, Oatey Co., Orchard Supply Hardware, Performance Team Freight Systems, PetSmart, Teavana, Carter’s and Winn-Dixie.

2012 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2012:

	Guidance Range - 2012 Full year
($’s in millions, except EPS)	$ Range		% Growth range
Total revenue–current guidance	$365	$375	11%	14%
Total revenue–previous guidance	$363	$370	10%	12%

Diluted earnings per share (EPS):
Adjusted EPS(1)–current guidance	$2.55	$2.60	10%	12%
GAAP EPS–current guidance	$2.27	$2.32	9%	11%

Adjusted EPS(1)–previous guidance	$2.50	$2.55	8%	10%
GAAP EPS–previous guidance	$2.22	$2.27	6%	9%

(1)	Adjusted EPS is Non-GAAP

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. These statements are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning June 15, 2012, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2012 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of July 2012.

CONFERENCE CALL

The Company’s conference call regarding its first quarter financial results will be held at 4:30 p.m. Eastern Time on Tuesday April 24, 2012. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. For those who cannot listen to the live webcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 64993888 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ second quarter 2012 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter ended March 31, 2012.

The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof and equity-based compensation – all net of income tax effects and unusual tax adjustments. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES, INC.

Manhattan Associates continues to deliver on its 22-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The Company’s supply chain innovations include: Manhattan SCOPE®, a portfolio of software solutions and technology that leverages a Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft .NET technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2012 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2012	2011
	(unaudited)
Revenue:
Software license	$15,587	$7,762
Services	70,370	56,078
Hardware and other	5,524	7,870

Total revenue	91,481	71,710
Costs and expenses:
Cost of license	1,777	1,239
Cost of services	31,710	24,958
Cost of hardware and other	4,448	6,300
Research and development	11,551	10,383
Sales and marketing	12,403	10,600
General and administrative	10,308	8,676
Depreciation and amortization	1,344	2,001

Total costs and expenses	73,541	64,157

Operating income	17,940	7,553
Other (loss) income, net	(124)	18

Income before income taxes	17,816	7,571
Income tax provision	6,414	405

Net income	$11,402	$7,166

Basic earnings per share	$0.57	$0.34
Diluted earnings per share	$0.55	$0.32
Weighted average number of shares:
Basic	19,904	21,027
Diluted	20,637	22,079

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

RECONCILIATION OF SELECTED GAAP TO NON-GAAP MEASURES

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2012	2011
Operating income	$17,940	$7,553
Equity-based compensation (a)	1,660	2,409
Purchase amortization (b)	2	439

Adjusted operating income (Non-GAAP)	$19,602	$10,401

Income tax provision	$6,414	$405
Equity-based compensation (a)	598	807
Purchase amortization (b)	1	147
Unusual tax adjustments (c)	—	106

Adjusted income tax provision (Non-GAAP)	$7,013	$1,465

Net income	$11,402	$7,166
Equity-based compensation (a)	1,062	1,602
Purchase amortization (b)	1	292
Unusual tax adjustments (c)	—	(106)

Adjusted net income (Non-GAAP)	$12,465	$8,954

Diluted EPS	$0.55	$0.32
Equity-based compensation (a)	0.05	0.07
Purchase amortization (b)	—	0.01
Unusual tax adjustments (c)	—	—

Adjusted diluted EPS (Non-GAAP)	$0.60	$0.41

Fully diluted shares	20,637	22,079

(a)	To be consistent with other companies in the software industry, we report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three months ended March 31, 2012 and 2011:

	Three Months Ended March 31,
	2012	2011
Cost of services	$(124)	$347
Research and development	283	372
Sales and marketing	633	586
General and administrative	868	1,104

Total equity-based compensation	$1,660	$2,409

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.
(c)	For the quarter ended March 31, 2011, the adjustment represents a tax benefit from disqualifying dispositions of incentive stock options that were previously expensed. As discussed above, we excluded equity-based compensation from adjusted non-GAAP results to be consistent with other companies in the software industry. Therefore, we also excluded the related tax benefit generated upon their disposition.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	March 31, 2012	December 31, 2011
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$92,277	$92,180
Short term investments	4,340	6,079
Accounts receivable, net of allowance of $5,189 and $4,816 in 2012 and 2011, respectively	57,196	56,264
Deferred income taxes	7,632	7,599
Income taxes receivable	5,782	4,859
Prepaid expenses and other current assets	8,202	7,533

Total current assets	175,429	174,514
Property and equipment, net	13,918	13,321
Long-term investments	855	855
Goodwill, net	62,266	62,261
Deferred income taxes	3,185	5,696
Other assets	2,671	2,953

Total assets	$258,324	$259,600

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,680	$8,090
Accrued compensation and benefits	13,137	16,503
Accrued and other liabilities	14,583	13,648
Deferred revenue	52,462	49,882

Total current liabilities	85,862	88,123
Other non-current liabilities	9,120	9,397
Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2012 or 2011	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 20,309,967 and 20,415,946 shares issued and outstanding at March 31, 2012 and December 31, 2011, respectively	203	204
Additional paid-in capital	—	—
Retained earnings	167,164	166,989
Accumulated other comprehensive loss	(4,025)	(5,113)

Total shareholders’ equity	163,342	162,080

Total liabilities and shareholders’ equity	$258,324	$259,600

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended March 31,
	2012	2011
	(unaudited)
Operating activities:
Net income	$11,402	$7,166
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,344	2,001
Equity-based compensation	1,660	2,409
Gain on disposal of equipment	—	(1)
Tax benefit of stock awards exercised/vested	4,491	1,199
Excess tax benefits from equity-based compensation	(3,634)	(689)
Deferred income taxes	2,564	(1,070)
Unrealized foreign currency loss	172	52
Changes in operating assets and liabilities:
Accounts receivable, net	(627)	2,439
Other assets	(292)	(1,210)
Accounts payable, accrued and other liabilities	(5,517)	(10,894)
Income taxes	(832)	(102)
Deferred revenue	2,328	6,804

Net cash provided by operating activities	13,059	8,104

Investing activities:
Purchase of property and equipment	(1,796)	(1,338)
Net maturities (purchases) of investments	2,106	(842)

Net cash provided by (used in) investing activities	310	(2,180)

Financing activities:
Purchase of common stock	(33,487)	(27,581)
Proceeds from issuance of common stock from options exercised	16,108	11,522
Excess tax benefits from equity-based compensation	3,634	689

Net cash used in financing activities	(13,745)	(15,370)

Foreign currency impact on cash	473	345

Net change in cash and cash equivalents	97	(9,101)
Cash and cash equivalents at beginning of period	92,180	120,744

Cash and cash equivalents at end of period	$92,277	$111,643

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings (loss) per share by quarter are as follows:

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
GAAP Diluted EPS	$0.32	$0.57	$0.70	$0.50	$2.09	$0.55
Adjustments to GAAP:
Equity-based compensation	0.07	0.07	0.08	0.09	0.32	0.05
Purchase amortization	0.01	0.01	0.01	—	0.04	—
Recovery of previously impaired investment	—	—	(0.12)	—	(0.12)	—
Unusual tax adjustments	—	—	(0.01)	—	(0.01)	—

Adjusted Diluted EPS	$0.41	$0.65	$0.67	$0.60	$2.32	$0.60

2.	Revenues and operating income (loss) by reportable segment are as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Revenue:
Americas	$60,185	$72,634	$70,663	$69,377	$272,859	$73,195
EMEA	8,336	11,075	10,041	8,843	38,295	12,407
APAC	3,189	4,693	4,898	5,319	18,099	5,879

	$71,710	$88,402	$85,602	$83,539	$329,253	$91,481

GAAP Operating Income (Loss):
Americas	$7,087	$15,749	$17,183	$13,531	$53,550	$13,685
EMEA	909	1,963	1,334	1,033	5,239	2,580
APAC	(443)	501	877	1,639	2,574	1,675

	$7,553	$18,213	$19,394	$16,203	$61,363	$17,940

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,409	$2,405	$2,503	$3,055	$10,372	$1,660
Purchase amortization	439	438	293	2	1,172	2
Recovery of previously impaired investment	—	—	(2,519)	—	(2,519)	—

	$2,848	$2,843	$277	$3,057	$9,025	$1,662

Adjusted non-GAAP Operating Income (Loss):
Americas	$9,935	$18,592	$17,460	$16,588	$62,575	$15,347
EMEA	909	1,963	1,334	1,033	5,239	2,580
APAC	(443)	501	877	1,639	2,574	1,675

	$10,401	$21,056	$19,671	$19,260	$70,388	$19,602

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Professional services	$35,184	$42,150	$41,403	$38,057	$156,794	$46,621
Customer support and software enhancements	20,894	21,624	22,191	22,555	87,264	23,749

Total services revenue	$56,078	$63,774	$63,594	$60,612	$244,058	$70,370

4.	Hardware and other revenue includes the following items (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Hardware revenue	$5,504	$5,540	$5,597	$3,895	$20,536	$3,054
Billed travel	2,366	2,741	2,846	2,465	10,418	2,470

Total hardware and other revenue	$7,870	$8,281	$8,443	$6,360	$30,954	$5,524

5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Revenue	$282	$1,743	$1,140	$110	$3,275	$(136)
Costs and expenses	386	1,513	1,038	(668)	2,269	(848)

Operating income	(104)	230	102	778	1,006	712
Foreign currency gains (losses) in other income	(207)	77	575	367	812	(370)

	$(311)	$307	$677	$1,145	$1,818	$342

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Operating income	$(53)	$(82)	$(76)	$727	$516	$704
Foreign currency gains (losses) in other income	(112)	53	653	638	1,232	(144)

Total impact of changes in the Indian Rupee	$(165)	$(29)	$577	$1,365	$1,748	$560

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

6.	Other (expense) income includes the following components (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Interest income	$225	$269	$298	$280	$1,072	$264
Foreign currency (losses) gains	(207)	77	575	367	812	(370)
Other non-operating (expense) income	—	(12)	(11)	3	(20)	(18)

Total other (expense) income	$18	$334	$862	$650	$1,864	$(124)

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Stock options	$512	$487	$486	$518	$2,003	$120
Restricted stock	1,897	1,918	2,017	2,537	8,369	1,540

Total equity-based compensation	2,409	2,405	2,503	3,055	10,372	1,660
Income tax provision	807	806	838	1,075	3,526	598

Net income	$1,602	$1,599	$1,665	$1,980	$6,846	$1,062

Diluted earnings per share	$0.07	$0.07	$0.08	$0.09	$0.32	$0.05
Diluted earnings per share–stock options	$0.02	$0.01	$0.02	$0.02	$0.06	$0.00
Diluted earnings per share–restricted stock	$0.06	$0.06	$0.06	$0.08	$0.26	$0.05

8.	Capital expenditures are as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Capital expenditures	$1,338	$658	$1,676	$1,402	$5,074	$1,796

9.	Stock Repurchase Activity (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Shares purchased under publicly-announced buy-back program	826	1,079	845	857	3,607	653
Shares withheld for taxes due upon vesting of restricted stock	65	4	4	5	78	66

Total shares purchased	891	1,083	849	862	3,685	719
Total cash paid for shares purchased under publicly-announced buy-back program	$25,621	$38,286	$29,414	$37,390	$130,711	$30,647
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	1,960	129	159	185	2,433	2,840

Total cash paid for shares repurchased	$27,581	$38,415	$29,573	$37,575	$133,144	$33,487